                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer:  OCM Principal Opportunities Fund IV Delaware, L.P.

Date of Event Requiring Statement:  June 6, 2017

Issuer Name and Ticker or Trading Symbol:  AdvancePierre Foods Holdings, Inc.
[APFH]

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV
                                        DELAWARE, L.P.

                                        By: OCM Principal Opportunities Fund IV
                                        Delaware GP Inc., its general partner

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Authorized Signatory

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV
                                        DELAWARE GP INC.

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Authorized Signatory

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV,
                                        L.P.

                                        By: OCM Principal Opportunities Fund IV
                                        GP, L.P., its general partner
                                        By: OCM Principal Opportunities Fund IV
                                        GP Ltd., its general partner
                                        By: Oaktree Capital Management, L.P.,
                                        its director

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP,
                                        L.P.

                                        By: OCM Principal Opportunities Fund IV
                                        GP Ltd., its general partner
                                        By: Oaktree Capital Management, L.P.,
                                        its director

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OCM PRINCIPAL OPPORTUNITIES FUND IV GP
                                        LTD.

                                        By: Oaktree Capital Management, L.P.,
                                        its director

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE CAPITAL MANAGEMENT, L.P.

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE HOLDINGS, INC.

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE FUND GP I, L.P.

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Authorized Signatory

                                        OAKTREE CAPITAL I, L.P.

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OCM HOLDINGS I, LLC

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE HOLDINGS, LLC

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE CAPITAL GROUP, LLC

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President

                                        OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                        By:    /s/ Jamie Toothman
                                               ---------------------------------
                                        Name:  Jamie Toothman
                                        Title: Vice President